EXHIBIT 24







1.   Powers of Attorney from the following persons are attached:

                         William O. Bourke
                         Thomas A. Graves, Jr.
                         Gerald Greenwald
                         John R. Hall
                         Robert L. Hintz
                         David P. Reynolds
                         Robert J. Vlasic
                         Joe B. Wyatt

                        POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints D. Michael Jones and Brenda A. Hart, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of Reynolds Metals Company (the "Company")), to sign any and all Registration Statements on Form S-8, or on such other form as may be appropriate, relating to the offer and sale of up to 50,000 shares of the Common Stock, without par value, of the Company, together with an indeterminate amount of interests to be offered and sold in connection therewith under the Employees Savings Plan maintained by the Company, and any and all amendments (including post-effective amendments) to such Registration Statements, and to file the same, with all exhibits thereto, and all prospectuses and documents in connection therewith, with the Securities and Exchange Commission; granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          This Power of Attorney shall expire on the 28th day of February, 1995.

          IN WITNESS WHEREOF, the undersigned has executed and delivered this Power of Attorney on the 20th day of May, 1994.



                                   William O. Bourke
                                   William O. Bourke

                        POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints D. Michael Jones and Brenda A. Hart, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of Reynolds Metals Company (the "Company")), to sign any and all Registration Statements on Form S-8, or on such other form as may be appropriate, relating to the offer and sale of up to 50,000 shares of the Common Stock, without par value, of the Company, together with an indeterminate amount of interests to be offered and sold in connection therewith under the Employees Savings Plan maintained by the Company, and any and all amendments (including post-effective amendments) to such Registration Statements, and to file the same, with all exhibits thereto, and all prospectuses and documents in connection therewith, with the Securities and Exchange Commission; granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          This Power of Attorney shall expire on the 28th day of February, 1995.

          IN WITNESS WHEREOF, the undersigned has executed and delivered this Power of Attorney on the 20th day of May, 1994.



                                   Thomas A. Graves, Jr.
                                   Thomas A. Graves, Jr.

                        POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints D. Michael Jones and Brenda A. Hart, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of Reynolds Metals Company (the "Company")), to sign any and all Registration Statements on Form S-8, or on such other form as may be appropriate, relating to the offer and sale of up to 50,000 shares of the Common Stock, without par value, of the Company, together with an indeterminate amount of interests to be offered and sold in connection therewith under the Employees Savings Plan maintained by the Company, and any and all amendments (including post-effective amendments) to such Registration Statements, and to file the same, with all exhibits thereto, and all prospectuses and documents in connection therewith, with the Securities and Exchange Commission; granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          This Power of Attorney shall expire on the 28th day of February, 1995.

          IN WITNESS WHEREOF, the undersigned has executed and delivered this Power of Attorney on the 20th day of May, 1994.



                                   Gerald Greenwald
                                   Gerald Greenwald

                        POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints D. Michael Jones and Brenda A. Hart, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of Reynolds Metals Company (the "Company")), to sign any and all Registration Statements on Form S-8, or on such other form as may be appropriate, relating to the offer and sale of up to 50,000 shares of the Common Stock, without par value, of the Company, together with an indeterminate amount of interests to be offered and sold in connection therewith under the Employees Savings Plan maintained by the Company, and any and all amendments (including post-effective amendments) to such Registration Statements, and to file the same, with all exhibits thereto, and all prospectuses and documents in connection therewith, with the Securities and Exchange Commission; granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          This Power of Attorney shall expire on the 28th day of February, 1995.

          IN WITNESS WHEREOF, the undersigned has executed and delivered this Power of Attorney on the 20th day of May, 1994.



                                   John R. Hall
                                   John R. Hall

                        POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints D. Michael Jones and Brenda A. Hart, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of Reynolds Metals Company (the "Company")), to sign any and all Registration Statements on Form S-8, or on such other form as may be appropriate, relating to the offer and sale of up to 50,000 shares of the Common Stock, without par value, of the Company, together with an indeterminate amount of interests to be offered and sold in connection therewith under the Employees Savings Plan maintained by the Company, and any and all amendments (including post-effective amendments) to such Registration Statements, and to file the same, with all exhibits thereto, and all prospectuses and documents in connection therewith, with the Securities and Exchange Commission; granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          This Power of Attorney shall expire on the 28th day of February, 1995.

          IN WITNESS WHEREOF, the undersigned has executed and delivered this Power of Attorney on the 20th day of May, 1994.



                                   Robert L. Hintz
                                   Robert L. Hintz

                        POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints D. Michael Jones and Brenda A. Hart, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of Reynolds Metals Company (the "Company")), to sign any and all Registration Statements on Form S-8, or on such other form as may be appropriate, relating to the offer and sale of up to 50,000 shares of the Common Stock, without par value, of the Company, together with an indeterminate amount of interests to be offered and sold in connection therewith under the Employees Savings Plan maintained by the Company, and any and all amendments (including post-effective amendments) to such Registration Statements, and to file the same, with all exhibits thereto, and all prospectuses and documents in connection therewith, with the Securities and Exchange Commission; granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          This Power of Attorney shall expire on the 28th day of February, 1995.

          IN WITNESS WHEREOF, the undersigned has executed and delivered this Power of Attorney on the 20th day of May, 1994.



                                   David P. Reynolds
                                   David P. Reynolds

                        POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints D. Michael Jones and Brenda A. Hart, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of Reynolds Metals Company (the "Company")), to sign any and all Registration Statements on Form S-8, or on such other form as may be appropriate, relating to the offer and sale of up to 50,000 shares of the Common Stock, without par value, of the Company, together with an indeterminate amount of interests to be offered and sold in connection therewith under the Employees Savings Plan maintained by the Company, and any and all amendments (including post-effective amendments) to such Registration Statements, and to file the same, with all exhibits thereto, and all prospectuses and documents in connection therewith, with the Securities and Exchange Commission; granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          This Power of Attorney shall expire on the 28th day of February, 1995.

          IN WITNESS WHEREOF, the undersigned has executed and delivered this Power of Attorney on the 20th day of May, 1994.



                                   Robert J. Vlasic
                                   Robert J. Vlasic

                        POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints D. Michael Jones and Brenda A. Hart, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of Reynolds Metals Company (the "Company")), to sign any and all Registration Statements on Form S-8, or on such other form as may be appropriate, relating to the offer and sale of up to 50,000 shares of the Common Stock, without par value, of the Company, together with an indeterminate amount of interests to be offered and sold in connection therewith under the Employees Savings Plan maintained by the Company, and any and all amendments (including post-effective amendments) to such Registration Statements, and to file the same, with all exhibits thereto, and all prospectuses and documents in connection therewith, with the Securities and Exchange Commission; granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          This Power of Attorney shall expire on the 28th day of February, 1995.

          IN WITNESS WHEREOF, the undersigned has executed and delivered this Power of Attorney on the 20th day of May, 1994.



                                   Joe B. Wyatt
                                   Joe B. Wyatt